UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 28, 2025

VYOME HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-37897	26-1828101
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Harvard Square, One Mifflin Place, Suite 400 Cambridge, MA	02138
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 832-8147

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	HIND	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On October 28, 2025, Vyome Holdings, Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders. A total of 4,258,856 shares of common stock representing 77.52% of the aggregate shares outstanding and eligible to vote and constituting a quorum were represented in person or by valid proxies at the annual meeting.

Mr. Krishna K. Gupta, Dr. Shiladitya Sengupta and Mr. Stash Pomichter were elected as Class I directors of the Company to serve until the Company’s 2028 annual meeting of stockholders.

The stockholders approved the Company’s 2025 Equity Incentive Plan.

The stockholders ratified the appointment of Kreit & Chiu CPA LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

The stockholders approved, on a non-binding, advisory basis, the compensation of our named executive officers.

The final voting results on these matters were as follows:

1.	Election of Class I Directors:

Name	Votes For	Votes Withheld	Broker Non-Votes
Krishna K. Gupta	3,955,644	1,772	301,440
Shiladitya Sengupta	3,955,642	1,774	301,440
Stash Pomichter	3,955,642	1,774	301,440

2.	Approval of the Company’s 2025 Equity Incentive Plan:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
3,766,413	184,403	6,600	301,440

3.	Ratification of appointment of Kreit & Chiu CPA LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025:

Votes For	Votes Against	Votes Abstained
4,248,216	10,081	559

4.	Approval, on a non-binding, advisory basis, the compensation of the Company’s named executive officers:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
3,945,592	11,052	772	301,440

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VYOME HOLDINGS, INC.

October 30, 2025	By:	/s/ Venkat Nelabhotla
	Name:	Venkat Nelabhotla
	Title:	President & Chief Executive Officer

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